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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 14, 2001.

                                DBS HOLDINGS INC.
             (Exact name of Registrant as specified in its charter)

              Nevada                      0-30453                   N/A
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   (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)              File Number)        Identification No.)


1 - 8765 Ash Street, Vancouver, B.C. Canada             V6P 6T3
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(Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (604) 301-9545

            1898 Peardonville Road, Abbotsford, B.C., Canada, V4X 2M4
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER

                                LEGAL PROCEEDINGS

In the Company's Form 10-Q for the Quarterly period ended May 31, 2001, the Company disclosed the following legal proceedings (the "LEGAL ACTION"):

         "M-I Vascular Innovations, Inc. ("MIV"), the other company involved in the Share Exchange and Finance Agreement dated May 15, 2001 entered into with DBS Holdings Inc. (the "COMPANY"), commenced legal actions in the British Columbia Supreme Court on November 10, 2000 against one of its founders, John Ma (the "DEFENDANT"), being the director that sold the coil stent to MIVI Technologies Inc. ("MIVI"), a wholly owned subsidiary of MIV, for breach of the Founders Agreement dated March 16, 1999, breach of Consulting Agreement dated March 16, 1999, and breach of the Share Purchase Agreement dated September 9, 1999. MIV is seeking to cancel 2,967,000 of this founder's shares. MIV is seeking damages for failure of performance and the cost of replacing this founder's services and costs incurred by MIV.

         The Defendant has counterclaimed against MIVI and MIV and against certain of the other founders alleging various matters including a conspiracy to oust the Defendant and deprive him of his shares and seeking shares of up to 3,500,000 shares of MIV (and conversion of such to Company shares), recovery of anticipated future revenue of the consulting agreement and other general damages.

         On May 17, 2001, the Defendant received a temporary injunction against certain of the MIV founders and MIV and MIVI to temporarily halt their further proceeding with share merger and financing of MIV with and by the Company until the parties can come before the B.C. Supreme Court for a full hearing on the motion which was expected to occur in June of 2001. At this time the Company (other than through its control of MIV and MIVI) is not directly involved in these proceedings.

         On June 22, 2001, the Defendant, certain of the MIV founders, MIV, MIVI and the Company entered into a Letter Agreement for Settlement Agreement to settle the legal actions commenced in the B.C. Supreme Court on November 10, 2000 and to lift the temporary injunction received by the Defendant."

The parties to the Legal Action have now entered into a formal settlement agreement (the "SETTLEMENT AGREEMENT") dated September 14, 2001 to replace the Letter Agreement in respect of resolving the Legal Action. Under the terms of the Settlement Agreement:

1. The Company and MIV will take all necessary steps to effect the conversion or exchange of all of the 3,392,399 MIV shares currently owned by John Ma for shares of the Company on a one-for-one basis (the "EXCHANGE").

2. Mr. Ma has granted an option (the "OPTION") to Heath Ellingham or nominee (the "OPTIONEE") to purchase the MIV shares (or Company shares following the Exchange) owned by Mr. Ma for a purchase price of CDN$1.00 per share. During the Option period, the Optionee has the right to exercise all voting power with respect to the shares covered by the Option.

3. The Legal Action is suspended until the earlier of December 22, 2001 (unless extended by agreement) or the exercise of the Option. Provided that the Option is fully exercised in the above time period and the terms of the Settlement Agreement are met, the Legal Action will

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     be dismissed and all parties to the Legal Action will be released. The
     Exchange is expected to take place irrespective of whether the Option is exercised.

4. Title to the coil stent and associated intellectual property and technology which was the subject of the share purchase agreement dated January 19, 1999 between MIV and John Ma (the "1999 AGREEMENT") are fully conveyed to MIV. If the Option is not fully exercised, Mr. Ma and Angiocure retain the right to seek payment of the royalties contemplated by the 1999 Agreement.

5. Any obligation of Mr. Ma and Angiocure Technologies Inc. not to compete against MIV or any related or affiliated party is waived and terminated absolutely, irrespective of whether the Option is exercised or of the occurrence or non-occurrence of any other event, and this provision will survive any termination of the Settlement Agreement.

6. The temporary injunction received by Mr. Ma against MIV and MIVI on May 17, 2001 restricting the acquisition and financing of MIV by the Company has been lifted.

RESIGNATION OF OFFICERS/DIRECTORS

Mr. Stephen Walters has resigned as President, Chief Executive Officer and Director of the Company, effective as of September 25, 2001. Mr. Andre Boulet has resigned as Director of the Company, effective September 28, 2001. Mr. John Pierce has resigned as Officer of the Company as of September 30, 2001. Mr. Peter Jensen resigned as Officer and Secretary of the Company as of September 21, 2001. Ms. Nathalie Pilon has resigned as Chief Financial Officer and Secretary as of October 11, 2001. Mr. Alan Lindsay has been appointed President and CEO as at October 11, 2001.

RESIGNATION OF M-I VASCULAR INNOVATIONS, INC. AUDITORS, LATE FILING, AND FINANCIAL VIABILITY

The Company recently acquired a majority interest in M-I Vascular Innovations, Inc., ("MIV") as described in the Company Form 8-K dated May 15, 2001.

The Company was required to file an amendment to the Form 8-K by July 29, 2001 to disclose the audited financial statements of MIV. The auditors of MIV, PricewaterhouseCoopers, however, have resigned as of Oct 11, 2001, prior to completing the required audit and such resignation will impede the Company's ability to file the required 8-K amendment, and the Annual Report of the Company on Form 10-KSB (reflecting fiscal year end change) which was due on August 31, 2001.

In addition, the Company anticipates that it will be late in filing its Form 10-Q, due on October 15, 2001.

The Company is working to retain new auditors for MIV, to complete its filings and to regain good reporting status in the next few weeks. If the Company fails in completing the filings, its financial viability will be in doubt and the Company may be required to seek protection under the Companies' Creditors Arrangement Act (CCAA).



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DBS HOLDINGS INC.



          October 15, 2001                  Per: /s/ Alan Lindsay
                                        -------------------------------
                                                Alan Lindsay
                                              President & CEO


                                  EXHIBIT INDEX

      Number                      Exhibit                 Sequential Page Number
                                  -------                 ----------------------


      10.1                   Settlement Agreement                  4

      99.1                      Press Release                     34